Consent of Independent Accountants

We consent to the reference to our firm under the caption "Financial Statements" in this registration statement on Form N-14 (File No. 811-7822).

                                                     /s/Coopers & Lybrand L.L.P.
Kansas City, Missouri                                   Coopers & Lybrand L.L.P.
April 17, 1998